SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 30, 2002


                               UGC Holdings, Inc.
                    (formerly known as UnitedGlobalCom, Inc.)
               (Exact Name of Registrant as Specified in Charter)


 Delaware                          0-21974                       84-1116217
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                  Identification #)
incorporation)


             4643 South Ulster Street, Suite 1300, Denver, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)







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Item 5.  Other Events
         ------------

UGC Holdings, Inc. (f/k/a UnitedGlobalCom, Inc.) (the "Company") on January 30, 2002 closed its merger and restructuring transaction with Liberty Media Corporation and certain of its affiliates. As previously announced, a subsidiary of UnitedGlobalCom, Inc., a Delaware corporation formerly known as "New
UnitedGlobalCom, Inc." ("New United"), was merged with and into the Company. Stockholders of the Company became stockholders of New United as a result of the merger. Upon effectiveness of the merger, the Company's name was changed to "UGC Holdings, Inc."


Item 7.  Exhibits
         --------

3.1 Certificate of Merger merging United/New United Merger Sub, Inc. with and into UnitedGlobalCom, Inc. (n/k/a UGC Holdings, Inc.)











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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UGC HOLDINGS, INC.



                                          By: /s/ FREDERICK G. WESTERMAN, III
                                              ---------------------------------
                                              Frederick G. Westerman, III
                                              Chief Financial Officer



Dated:  February 1, 2002

















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